                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS THAT I, J. HYATT BROWN, a Director of SunTrust Banks, Inc. (the "Company"), do hereby appoint JAMES B. WILLIAMS, Chairman of the Board, Chief Executive Officer and a Director of the Company, JOHN W. SPIEGEL, Executive Vice President and Chief Financial Officer of the Company, RAYMOND D. FORTIN, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf
(i) (A) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of up to an aggregate principal amount of $200,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company, and (B) any amendments or supplements to the Company's Registration Statement on Form S-3 (Registration No. 33-54493) for the registration of up to an aggregate principal amount of $400,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such debt securities under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 11th day of March 1996.

                                          /s/ J. HYATT BROWN
                                          --------------------------------------
                                          J. HYATT BROWN
                                          Director
                                          SunTrust Banks, Inc.

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS THAT I, JAMES D. CAMP, JR., a Director of SunTrust Banks, Inc. (the "Company"), do hereby appoint JAMES B. WILLIAMS, Chairman of the Board, Chief Executive Officer and a Director of the Company, JOHN W. SPIEGEL, Executive Vice President and Chief Financial Officer of the Company, RAYMOND D. FORTIN, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) (A) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of up to an aggregate principal amount of $200,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company, and (B) any amendments or supplements to the Company's Registration Statement on Form S-3 (Registration No. 33-54493) for the registration of up to an aggregate principal amount of $400,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such debt securities under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 5th day of March 1996.

                                          /s/ JAMES D. CAMP, JR.
                                          --------------------------------------
                                          JAMES D. CAMP, JR.
                                          Director
                                          SunTrust Banks, Inc.

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS THAT I, T. MARSHALL HAHN, JR., a Director of SunTrust Banks, Inc. (the "Company"), do hereby appoint JAMES B. WILLIAMS, Chairman of the Board, Chief Executive Officer and a Director of the Company, JOHN W. SPIEGEL, Executive Vice President and Chief Financial Officer of the Company, RAYMOND D. FORTIN, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) (A) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of up to an aggregate principal amount of $200,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company, and (B) any amendments or supplements to the Company's Registration Statement on Form S-3 (Registration No. 33-54493) for the registration of up to an aggregate principal amount of $400,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such debt securities under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 5th day of March 1996.

                                          /s/ T. MARSHALL HAHN, JR.
                                          --------------------------------------
                                          T. MARSHALL HAHN, JR.
                                          Director
                                          SunTrust Banks, Inc.

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS THAT I, DAVID H. HUGHES, a Director of SunTrust Banks, Inc. (the "Company"), do hereby appoint JAMES B. WILLIAMS, Chairman of the Board, Chief Executive Officer and a Director of the Company, JOHN W. SPIEGEL, Executive Vice President and Chief Financial Officer of the Company, RAYMOND D. FORTIN, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf
(i) (A) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of up to an aggregate principal amount of $200,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company, and (B) any amendments or supplements to the Company's Registration Statement on Form S-3 (Registration No. 33-54493) for the registration of up to an aggregate principal amount of $400,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such debt securities under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 6th day of March 1996.

                                          /s/ DAVID H. HUGHES
                                          --------------------------------------
                                          DAVID H. HUGHES
                                          Director
                                          SunTrust Banks, Inc.

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS THAT I, ROBERTO C. GOIZUETA, a Director of SunTrust Banks, Inc. (the "Company"), do hereby appoint JAMES B. WILLIAMS, Chairman of the Board, Chief Executive Officer and a Director of the Company, JOHN W. SPIEGEL, Executive Vice President and Chief Financial Officer of the Company, RAYMOND D. FORTIN, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) (A) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of up to an aggregate principal amount of $200,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company, and (B) any amendments or supplements to the Company's Registration Statement on Form S-3 (Registration No. 33-54493) for the registration of up to an aggregate principal amount of $400,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such debt securities under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of March 1996.

                                          /s/ ROBERTO C. GOIZUETA
                                          --------------------------------------
                                          ROBERTO C. GOIZUETA
                                          Director
                                          SunTrust Banks, Inc.

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS THAT I, JOSEPH L. LANIER, JR., a Director of SunTrust Banks, Inc. (the "Company"), do hereby appoint JAMES B. WILLIAMS, Chairman of the Board, Chief Executive Officer and a Director of the Company, JOHN W. SPIEGEL, Executive Vice President and Chief Financial Officer of the Company, RAYMOND D. FORTIN, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) (A) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of up to an aggregate principal amount of $200,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company, and (B) any amendments or supplements to the Company's Registration Statement on Form S-3 (Registration No. 33-54493) for the registration of up to an aggregate principal amount of $400,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such debt securities under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 5th day of March 1996.

                                          /s/ JOSEPH L. LANIER, JR.
                                          --------------------------------------
                                          JOSEPH L. LANIER, JR.
                                          Director
                                          SunTrust Banks, Inc.

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS THAT I, H. G. PATTILLO, a Director of SunTrust Banks, Inc. (the "Company"), do hereby appoint JAMES B. WILLIAMS, Chairman of the Board, Chief Executive Officer and a Director of the Company, JOHN W. SPIEGEL, Executive Vice President and Chief Financial Officer of the Company, RAYMOND D. FORTIN, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf
(i) (A) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of up to an aggregate principal amount of $200,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company, and (B) any amendments or supplements to the Company's Registration Statement on Form S-3 (Registration No. 33-54493) for the registration of up to an aggregate principal amount of $400,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such debt securities under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of March 1996.

                                          /s/ H. G. PATTILLO
                                          --------------------------------------
                                          H. G. PATTILLO
                                          Director
                                          SunTrust Banks, Inc.

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS THAT I, SCOTT L. PROBASCO, JR., a Director of SunTrust Banks, Inc. (the "Company"), do hereby appoint JAMES B. WILLIAMS, Chairman of the Board, Chief Executive Officer and a Director of the Company, JOHN W. SPIEGEL, Executive Vice President and Chief Financial Officer of the Company, RAYMOND D. FORTIN, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) (A) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of up to an aggregate principal amount of $200,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company, and (B) any amendments or supplements to the Company's Registration Statement on Form S-3 (Registration No. 33-54493) for the registration of up to an aggregate principal amount of $400,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such debt securities under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 5th day of March 1996.

                                          /s/ SCOTT L. PROBASCO, JR.
                                          --------------------------------------
                                          SCOTT L. PROBASCO, JR.
                                          Director
                                          SunTrust Banks, Inc.

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS THAT I, ROBERT W. SCHERER, a Director of SunTrust Banks, Inc. (the "Company"), do hereby appoint JAMES B. WILLIAMS, Chairman of the Board, Chief Executive Officer and a Director of the Company, JOHN W. SPIEGEL, Executive Vice President and Chief Financial Officer of the Company, RAYMOND D. FORTIN, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) (A) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of up to an aggregate principal amount of $200,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company, and (B) any amendments or supplements to the Company's Registration Statement on Form S-3 (Registration No. 33-54493) for the registration of up to an aggregate principal amount of $400,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such debt securities under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 6th day of March 1996.

                                          /s/ ROBERT W. SCHERER
                                          --------------------------------------
                                          ROBERT W. SCHERER
                                          Director
                                          SunTrust Banks, Inc.

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS THAT I, J. WALTER TUCKER, JR., a Director of SunTrust Banks, Inc. (the "Company"), do hereby appoint JAMES B. WILLIAMS, Chairman of the Board, Chief Executive Officer and a Director of the Company, JOHN W. SPIEGEL, Executive Vice President and Chief Financial Officer of the Company, RAYMOND D. FORTIN, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) (A) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of up to an aggregate principal amount of $200,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company, and (B) any amendments or supplements to the Company's Registration Statement on Form S-3 (Registration No. 33-54493) for the registration of up to an aggregate principal amount of $400,000,000 of debt securities of the Company in accordance with the authorization of the Board of Directors of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such debt securities under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 5th day of March 1996.

                                          /s/ J. WALTER TUCKER, JR.
                                          --------------------------------------
                                          J. WALTER TUCKER, JR.
                                          Director
                                          SunTrust Banks, Inc.